UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 19, 2008, Kindred Healthcare, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2007, reaffirming its fiscal 2008 earnings guidance and announcing earnings guidance for the first quarter ending March 31, 2008. The press release, dated February 19, 2008, is attached as Exhibit 99.1 to this Form 8-K. On February 19, 2008, the Company also made the press release available on its website at www.kindredhealthcare.com.

The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 19, 2008, the Board of Directors of the Company approved an amendment (the “Amendment”) to Section 1.8 of the Company’s amended and restated bylaws (the “Bylaws”).

The Amendment provides that at any meeting for the election of directors at which a quorum is present, each nominee for director shall be elected if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election, provided that directors shall be elected by the vote of a plurality of the shares present in person or represented by proxy at any such meeting and entitled to vote if (i) the secretary of the Company receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements set forth in the Bylaws; and (ii) such nomination has not been withdrawn by such stockholder on or prior to the 10th day preceding the date the Company first mails its notice of meeting for such meeting to the stockholders.

Prior to the Amendment, the Bylaws provided that Directors were to be elected by a plurality of the votes of the shares present in person or represented by proxy at the applicable meeting of shareholders and entitled to vote on the election of directors at such meeting.

A copy of the Company’s Amended and Restated Bylaws reflecting the Amendment is attached hereto as Exhibit 3.1.

Item 7.01.	Regulation FD Disclosure.

Incorporated by reference is a press release issued by the Company on February 19, 2008, which is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 3.1	Amended and Restated Bylaws of Kindred Healthcare, Inc.

Exhibit 99.1	Press release dated February 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 20, 2008	By:	/s/ Richard A. Lechleiter
Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer